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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-86667) of The Cobalt Group, Inc. of our report dated January 25, 2000 relating to the financial statements, which appears in this Annual Report on Form 10-K.

    PricewaterhouseCoopers LLP

    Seattle, Washington

    March 30, 2000